Fees Summary	Sep. 05, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 339,238.34
Total Fee Amount	339,238.34
Total Transaction Valuation	2,215,795,820.00
Total Offset Amount	0.00
Net Fee	$ 0.00